UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901

Alpine Global Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - April 30, 2017

Item 1: Shareholder Report

Alpine

Global Dynamic Dividend Fund

April 30,

2017

Semi-Annual Report

Alpine View
April 30, 2017

Dear Shareholders:

We are pleased to present the semi-annual reports for the Alpine Mutual Funds. The past six months have seen a significant market impact from the election of Donald J. Trump as President. During the ten weeks following the election, the combined agenda of the President and the Republican Congress gave market participants hope that the economy would receive significant fiscal stimulus with a focus on improving corporate earnings. However, at this juncture, roughly six months past the election, no notable legislation has been passed and the prospect of additional economic stimulus seems questionable.

Nevertheless, capital markets continued to trade at strong levels. The overall economic trajectory continues on its slow but steady course of improvement. In fact, corporate profits of many companies have been improving over the past year, following the aftermath of the commodity cycle collapse in 2015. It’s worth noting that over the long term, jobless claims have declined from their nadir of 665,000 new claimants for unemployment per month in March of 2009 to 232,000 in April 2017. This is the lowest number since March of 1973, and well below the 50 year average of 358,000 jobs lost. While business layoffs have declined, stronger hiring patterns represented by job openings across all industries are essential. Job openings have been holding at an average annualized level of 5,655,000 since the beginning of 2016, which is the highest level since December of 2000 when the Bureau of Labor Statistics survey commenced. Notably, the economy has added 16 million jobs since the cycle low point at the end of 2009, growing 1.67% per year to 146 million non-farm jobs. This is even faster than the prior economic expansion from late 2003 through 2007 when the U.S. added 1.43% new jobs per year. However, if we go back almost 17 years to the end of the DotCom bubble in 2000 when non-farm payrolls registered 133 million jobs, the economy has only grown employment by 0.59% per year over. That is a far cry from the previous extended period from 1982, when interest rates started coming down, through December of 2000 as the economy added over 43 million jobs. For that period, non-farm jobs grew at approximately 2.25% per year over an 18 year stretch (Source: Bloomberg). Thus, it is understandable why many Americans believe, that our economy has stagnated, and are hoping for the return to growth reminiscent of their younger days.

Even, the often mentioned underemployment level, which also includes part-time and marginally employed people, has only recently fallen below the 10% level down to 8.6% from the high of 17.1% in early 2010. Notably, this current level is about the same as the average from the decade between 1997 and 2007 before the economic and financial collapse in 2008. Although auto sales have come off historically strong levels, new home sales continue its steady recovery. For all these reasons, we believe the United States is poised to generate continued overall strength in its economy despite the ongoing headwinds from globalization and excess productive capacity abroad. Nonetheless, we have yet to overcome those factors which have contributed to a delayed capital expenditures (capex) cycle outside of regions and industries dominated by technological hubs or major trans shipments such as ports for goods and commodities. Thus, Alpine believes that the prospect for a return to wage growth is improving, which may become meaningful over the next year or so. This could lead to higher prices and perhaps rising interest rates.

Early in the year, Alpine presented a podcast in which several portfolio managers raised the question “Trump Change or Chump Change?” in assessing the direction of the market. We think that the President’s rhetoric focused many investors on the prospect of rising interest rates and corporate capex in response to a strengthening economy. However, his administration’s agenda for tax reductions, regulatory reform and infrastructure spending (which we believed could have been a significant catalyst for growth) has since floundered. The administration’s ineffectiveness in working with an aligned Congress and the inability to staff many government appointments during the first few months of the Trump Presidency has put into question whether much, if anything, will be accomplished before the prospect of mid-term elections absorbs the House of Representatives. For now, we expect minimal change unless somehow Republicans and Democrats can find common ground on long term economic programs such as infrastructure regeneration. Thus, the United States appears to be back in a state of governmental gridlock, much like the prior eight years, where low rates dominated the financial markets and business cycles. The Federal Reserve (Fed) will likely continue to seek opportunities to normalize interest rates, boosting 25 basis points at a time as the economy and markets permit, over the next 12-18 months. However, the Fed’s so called “dot plot” graph, projecting future interest rates, may shift lower and slower yet again.

Even with moderating prospects, the United States is still leading the world economically, albeit at a slow pace. That said, we see some positive fundamental changes in Japan after nearly two decades of stagnation, and China remains a major industrial force even though it is growing more slowly and must work through its internal financial restructurings over the next number of years. While Europe still appears to be some three or four years behind the United States in terms of job growth and strengthening its banking systems, Germany is leading the Eurozone forward.

It is notable that President Trump’s international policies, specifically, rejecting the Trans-Pacific Partnership and not confirming Article 5 of the North Atlantic Treaty Organization (NATO) – to defend members under attack – may weaken the economic and international prominence of our country. Unless new policy initiatives or alignments could be established, China and Germany, and possibly Japan and even Russia may fill leadership, trade and economic voids that we abandon.

We believe that the equity markets and bond markets should gradually move towards higher interest rates, albeit, the risk of an inflationary shock to both seems much more remote now than it has anytime over the last few years. Nevertheless, we expect the markets to climb the ‘wall of worry’ between the risk of slowing down a little too much or speeding up a little too much. This could enable a significantly longer economic cycle than we have experienced in quite a while. So, the current seven year expansion could last easily for

Semi-Annual Report (Unaudited) | April 30, 2017	1

Alpine View (Continued)
April 30, 2017

another two to three years and, possibly, longer. This suggests that investors using fixed-income and equity income strategies might still be able to achieve reasonable total returns even if interest rates rise at a modest annual pace. Meanwhile, equity investors will likely still seek growth in companies that are able to expand market share or apply innovative technology to traditional industries. For example, we highlight autonomous cars, drones, power generation, as well as new fields of endeavor, such as “Big Data” and the ever evolving field of bio-pharma research. Ultimately, those companies or entrepreneurs who can affect fundamental change to transform the way we work, play, learn, feed, entertain and protect ourselves, will likely continue to see great opportunities. Our job at Alpine is to find those companies which can capitalize on such growth, as well as invest in underappreciated businesses which can excel in more traditional or mundane segments of the economy which may offer ongoing value and growth opportunities for investors.

Even though we have enjoyed solid performance by many of our Funds over the past fiscal period, we will continue to explore new ways to add value and attempt to reward your support for our endeavors. We appreciate your interest and look forward to reporting to you at the end of the next fiscal period. Meanwhile, feel free to visit our website for periodic updates on our thinking.

Sincerely,

Samuel A. Lieber

President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letter that follows represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Quasar Distributors, LLC provides filing administration for Alpine’s closed-end funds. The Funds are not bought or sold through Quasar Distributors; the Alpine closed-end funds are bought and sold through non-affiliated broker/dealers and trade on nationally recognized stock exchanges.

This is a closed-end fund and does not continuously offer shares.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Manager Commentary
April 30, 2017

Dear Shareholders:

In the six month period ended April 30, 2017, the Alpine Global Dynamic Dividend Fund (“AGD”) generated a total return of 14.91% on its NAV and a 24.66% return on the market price of AGD versus the MSCI All Country World Index, which had a total return of 11.76%. All returns include reinvestment of all distributions. The Fund distributed $0.39 per share during the period.

Economic Analysis

Stock markets across the world continued their relentless rally in the six month period ended April 30, 2017, fueled by a synchronized global recovery in corporate earnings and tailwinds from continued accommodative monetary policy across most major regions. A significant portion of this performance was realized in the weeks following the U.S. presidential election. The so-called “Trump trade” was evident in the strong performance of financial stocks, with the S&P 500® Financials Index returning 20.30% in the six month period. Industrial stocks also benefited from Trump’s pledge to spend $1 trillion on infrastructure during his campaign. The consequent rise in interest rates, illustrated by the U.S. 10 year Treasury Rate’s spike from 1.83% to 2.28% during the period, cooled investor interest for “bond proxies,” with the S&P 500® Telecommunication Services Index returning just 4.02% in the period.

Over in Europe the euphoria was palpable, with the MSCI Europe Index outpacing the S&P 500® Index, gaining 15.00% in U.S. Dollars, versus the latter’s 13.32%, as the Markit Eurozone Manufacturing Purchasing Managers Index (PMI) reported an 8th consecutive monthly increase, ending at 56.7 in April 2017. Investors grew sanguine over the prospect that pro-business candidate Emmanuel Macron would prevail in the May 2017 French presidential election.

Emerging markets (EM) were more of a mixed bag, on the other hand. The Ibovespa Brasil Sao Paulo Stock Exchange Index was up just 0.68% in U.S. Dollars, consolidating its impressive gains from the previous year. The Shanghai Stock Exchange Composite Index posted a -0.02% return in U.S. dollars as the People’s Bank of China (PBOC) began to shift away from easy monetary policy to rein in asset prices and inflation. All was not gloomy in EM markets, however; for instance, the Russian MICEX Index returned 13.81% in U.S. Dollars, fueled by hopes that relations between Russia and the United States would improve.

Portfolio Analysis

For the six month period ending April 30, 2017, the financials, information technology and consumer discretionary sectors had the greatest positive effect on the Fund’s absolute total return. The consumer staples, energy and telecom services sectors had the greatest negative contribution to the Fund’s absolute total return. On a relative basis, the information technology sector generated the largest outperformance versus the MSCI All Country World Index, followed by financials and consumer discretionary. Consumer staples, health care and real estate were the worst relative performers.

The top five contributors to the Fund’s performance for the six month period ended April 30, 2017 based on contribution to total return were Bank of America, Citizens Financial Group, GEO Group, Apple, and Regions Financial.

•	Bank of America and Citizens Financial Group are, in our view, two of the more asset sensitive banks based on their disclosed interest rate sensitivity analyses and rallied in the aftermath of the U.S. Presidential election alongside the surge in bond yields and the Federal Reserve’s two rate hikes. In addition, both banks reported solid quarterly results during the semi-annual period, leading analysts to revise their earnings estimates higher.

•	GEO Group is a private corrections facility operator in the United States. GEO underperformed ahead of the U.S. Presidential election in November as investors feared a new administration would deemphasize, or phase out, private corrections facilities. The stock rebounded post-election as the incoming administration was not expected to take a hard stance on the issue.

•	Iconic consumer electronics innovator Apple reported better than expected results in late January, and the market remains positive on the potential for its latest iPhone launch this coming Fall. The company could also be a significant beneficiary of any potential tax repatriation holiday, given the vast majority of its cash hoard is overseas.

•	Regions Financial is another asset sensitive bank that benefited from rising interest rates following Trump’s victory in the Presidential election. The company also reported a strong quarter driven by solid expense management, higher net interest income and lower loan-loss provision expense, partially offset by weaker fee revenues.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to total return for the six month period ended April 30, 2017: BRF SA, Teva Pharmaceutical Industries, NOS SGPS SA, American Tower Corporation and Fortescue Metals Group.

•	Brazilian food company BRF SA underperformed due to its ill-advised and poorly executed strategy to gain market share by cutting prices; margin pressure was exacerbated by stubbornly high corn prices. After the sudden and inexplicable departures of the Chief Financial Officer (CFO) and Vice President (VP) of Marketing, the Fund exited this position.

•	Teva Pharmaceutical Industries is a multinational generic and specialty pharmaceutical company. The stock underperformed due to pricing pressure in the generic drug business, fears over potential launches of competing generic versions of multiple sclerosis drug Copaxone, and the turnover in senior management at the firm. The Fund has exited the position.

Semi-Annual Report (Unaudited) | April 30, 2017	3

Manager Commentary (Continued)
April 30, 2017

•	NOS is a telecommunications company in Portugal. Despite good key performance indicators and improving market fundamentals, the company disappointed investors with higher than expected near-term capital expenditure. Investors had expected higher free cash flow and faster dividend growth.

•	American Tower Corporation is a real estate investment trust (REIT) that owns and operates wireless and broadcast communication towers. President Trump’s pro-growth policies led to rising Treasury yields and a consequent sell-off in interest-rate sensitive stocks including American Tower, among other tower REITs. The Fund exited the position.

•	Fortescue Metals Group is an Australian iron ore producer. The stock underperformed as the global supply/demand balance for iron ore deteriorated, leading to declining prices and reduced cash flow for the company. The Fund has exited the position.

We have hedged a portion of our currency exposure to the Euro. We have also used leverage at times in the execution of the strategy of the Fund.

Summary

As we look towards the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 55.1 in April 2017, in Japan where the PMI has surged from 47.7 to 52.7, and in Brazil where the PMI has moved from 41.6 to 50.1. While these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there are still plenty of reasons for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong move since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully.

In Europe, with multiple hotly contested elections, uncertainty is still fairly high, but we like the combination of an improving macroeconomic backdrop and an arguably discounted valuation relative to the U.S. market.

The Asia-Pacific region is more of a mixed bag. In China, interest rates are now rising, as evidenced by the rising 3-month interbank interest rates (SHIBOR), suggesting a tightening credit environment. The Japanese economy remains one of the weaker parts of the region, with demographic headwinds and stubbornly low inflation and wage growth leaving the outlook there a bit more muted. However there are some green shoots, particularly the recent strengthening of Japan’s PMI index.

Beyond the macroeconomic environment, the Fund continues to emphasize its companies with a willingness to reward shareholders with dividends.

Sincerely,

Brian Hennessey

Joshua E. Duitz

Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the Schedule of Portfolio Investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies may pay in any given timeframe.

The Fund’s monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Fund will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Fund’s website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616 For fiscal semi-annual period ended April 30, 2017, it is estimated that the Alpine Global Dynamic Dividend Fund did not pay any distributions through a return of capital. A return of capital distribution does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

The Fund may invest in equity-linked securities and various other derivative instruments, which may be illiquid, and which may disproportionately increase losses, and have a potentially large impact on Fund performance. Diversification does not assure a profit or protect against loss in a declining market.

Manager Commentary (Continued)
April 30, 2017

Investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following in alphabetical order:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Semi-Annual Report (Unaudited) | April 30, 2017	5

Manager Commentary (Continued)
April 30, 2017

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Stock prices of micro-capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small- or medium-capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The following are definitions of some of the terms used in this report:

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Japan Manufacturing Purchasing Managers’ Index (PMI) – is a measure of the activity level of purchasing managers in the manufacturing sector in Japan.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Russian MICEX Index is cap-weighted composite index calculated based on prices of the 50 most liquid Russian stocks of the largest and dynamically developing Russian issuers presented on the Moscow Exchange. MICEX Index was launched on September 22, 1997 at base value 100. The MICEX Index is calculated in real time and denominated by Moscow Exchange in Russian rubles.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P 500® Financials Index is an index comprised of those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500® Telecommunication Services Index is comprised of those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, S&P 500® Telecommunications Services Index, and S&P 500® Utilities Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Shanghai Stock Exchange Composite Index is an index comprised of all stocks that are traded on the Shanghai Stock Exchange.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2017	7

PERFORMANCE(1) As of April 30, 2017 (Unaudited)
	Ending Value as of 4/30/17	6 Months(2)	1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Alpine Global Dynamic Dividend Fund | NAV(4)(5)	$10.98	14.91%	17.68%	7.65%	9.40%	-2.09%	0.74%
Alpine Global Dynamic Dividend Fund | Market Price(5)	$10.07	24.66%	27.33%	8.66%	5.88%	-3.24%	-0.51%
MSCI All Country World Index		11.76%	15.14%	5.29%	8.96%	3.71%	5.48%
S&P 500® Index		13.32%	17.92%	10.47%	13.68%	7.15%	8.32%

(1)	Performance information calculated assuming reinvestment of dividends and distributions including returns of capital, if any.
(2)	Not annualized.
(3)	Commenced operations on July 26, 2006. IPO split adjusted price of $40 used in calculating performance information for the market price.
(4)	Performance at NAV includes fees and expenses.
(5)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Shareholders received 1 share for every 2 shares owned and net asset value and market price per share increased correspondingly.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month-end performance.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

PORTFOLIO DISTRIBUTIONS* (Unaudited)

TOP 10 HOLDINGS* (Unaudited)
Apple, Inc.	1.84%	United States
Ferrovial SA	1.61%	United Kingdom
Svenska Cellulosa AB SCA-B Shares	1.42%	Sweden
Citizens Financial Group, Inc.	1.36%	United States
Banco Bilbao Vizcaya Argentaria SA	1.33%	Spain
Bank of America Corp.	1.32%	United States
CVS Health Corp.	1.22%	United States
Bob Evans Farms, Inc.	1.18%	United States
Citigroup, Inc.	1.18%	United States
Melco Resorts & Entertainment Ltd.-ADR	1.18%	Hong Kong
Top 10 Holdings	13.64%

TOP 5 COUNTRIES* (Unaudited)
United States	57.7%
United Kingdom	9.3%
Japan	4.3%
Switzerland	3.7%
Italy	3.5%

*	Portfolio Distributions percentages are based on total investments. The Top 10 Holdings and Top 5 Countries do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Manager Commentary (Continued)
April 30, 2017

REGIONAL ALLOCATION** As of April 30, 2017 (Unaudited)

**As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2017 (Unaudited)

Semi-Annual Report (Unaudited) | April 30, 2017	9

Schedule of Portfolio Investments
April 30, 2017 (Unaudited)

Security Description	Shares	Value

Common Stocks-103.7%
Aerospace & Defense-1.0%
8,700	Raytheon Co. (a)	$1,350,327

Air Freight & Logistics-1.1%
8,000	FedEx Corp. (a)	1,517,600

Airlines-1.2%
14,000	Delta Air Lines, Inc.	636,160
33,400	Japan Airlines Co., Ltd.	1,054,658
		1,690,818
Auto Components-2.1%
18,000	Delphi Automotive PLC (a)	1,447,200
311,000	GKN PLC	1,445,674
		2,892,874
Banks-11.5%
229,536	Banco Bilbao Vizcaya Argentaria SA	1,837,499
78,000	Bank of America Corp. (a)	1,820,520
10,500	BNP Paribas SA	740,931
27,500	Citigroup, Inc. (a)	1,625,800
51,000	Citizens Financial Group, Inc. (a)	1,872,210
19,200	Hana Financial Group, Inc.	661,429
390,000	Intesa Sanpaolo SpA	1,135,987
157,000	Mediobanca SpA	1,509,252
150,000	Mitsubishi UFJ Financial Group, Inc.	954,295
88,000	Regions Financial Corp. (a)	1,210,000
13,300	The PNC Financial Services Group, Inc. (a)	1,592,675
17,900	Wells Fargo & Co. (a)	963,736
		15,924,334
Beverages-0.6%
7,400	Anheuser-Busch InBev NV-SP ADR (a)	837,976

Biotechnology-2.0%
451,700	Merrimack Pharmaceuticals, Inc. (b)	1,504,161
6,800	Shire PLC-ADR (a)	1,203,328
		2,707,489
Building Products-0.6%
12,000	Fortune Brands Home & Security, Inc.	764,880

Capital Markets-4.8%
78,000	Ares Capital Corp. (a)	1,372,800
37,500	Azimut Holding SpA	732,009
12,000	Deutsche Boerse AG	1,174,483
12,400	Evercore Partners, Inc.-Class A (a)	914,500
89,500	OM Asset Management PLC (a)	1,392,620
33,500	The Blackstone Group LP (a)	1,033,140
		6,619,552
Security Description	Shares	Value

Chemicals-1.7%
52,500	Clariant AG (b)	$1,063,191
18,000	Symrise AG	1,260,167
		2,323,358
Commercial Services & Supplies-0.5%
17,000	ISS A/S	705,071

Communications Equipment-1.4%
22,300	Cisco Systems, Inc. (a)	759,761
202,000	Nokia OYJ	1,155,202
		1,914,963
Construction & Engineering-3.4%
36,203	Bouygues SA	1,522,029
728,000	China Railway Construction Corp., Ltd.-Class H	1,018,293
104,000	Ferrovial SA	2,213,065
		4,753,387
Consumer Finance-1.2%
14,150	Discover Financial Services (a)	885,648
29,000	Synchrony Financial (a)	806,200
		1,691,848
Diversified Telecommunication Services-2.7%
34,000	BT Group PLC-SP ADR	676,940
87,500	Cellnex Telecom SAU (c)	1,546,465
25,000	Ei Towers SpA	1,443,322
		3,666,727
Electric Utilities-2.1%
114,500	Energisa SA	820,679
23,000	FirstEnergy Corp.	688,620
10,500	NextEra Energy, Inc. (a)	1,402,380
		2,911,679
Electronic Equipment, Instruments & Components-1.0%
17,500	TE Connectivity, Ltd. (a)	1,353,975

Equity Real Estate Investment-4.3%
95,500	Colony NorthStar, Inc.-Class A (a)	1,248,185
20,000	Colony Starwood Homes	691,400
27,000	CyrusOne, Inc. (a)	1,475,280
1,350	LaSalle Logiport REIT	1,282,485
18,750	The Geo Group, Inc.	624,750
85,220	Westfield Corp.	579,420
		5,901,520
Food & Staples Retailing-2.1%
20,400	CVS Health Corp. (a)	1,681,776
39,000	The Kroger Co. (a)	1,156,350
		2,838,126
Food Products-2.9%
36,000	Mondelez International, Inc.-Class A (a)	1,621,080
18,000	Nestle SA	1,386,633
88,000	Nomad Foods, Ltd. (a)(b)	1,038,400
		4,046,113

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments (Continued)
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Health Care Equipment & Supplies-1.8%
15,600	Medtronic PLC (a)	$1,296,204
10,100	Zimmer Biomet Holdings, Inc. (a)	1,208,465
		2,504,669
Health Care Providers & Services-3.2%
5,300	Aetna, Inc.	715,871
8,600	McKesson Corp. (a)	1,189,294
5,300	UnitedHealth Group, Inc. (a)	926,864
13,400	Universal Health Services, Inc.-Class B (a)	1,618,184
		4,450,213
Hotels, Restaurants & Leisure-3.2%
24,400	Bob Evans Farms, Inc. (a)	1,628,456
74,000	Melco Resorts & Entertainment Ltd.-ADR (a)	1,624,300
38,000	MGM Resorts International	1,166,980
		4,419,736
Household Durables-3.1%
30,000	Lennar Corp.-Class A (a)	1,515,000
29,000	Newell Brands, Inc. (a)	1,384,460
7,700	Whirlpool Corp. (a)	1,429,736
		4,329,196
Household Products-1.4%
59,000	Svenska Cellulosa AB SCA-B Shares	1,954,388

Independent Power and Renewable Electricity Producers-1.0%
40,800	NRG Yield, Inc.-Class A (a)	707,472
33,000	Pattern Energy Group, Inc.	726,660
		1,434,132
Insurance-3.1%
7,500	Allianz SE	1,428,072
25,500	Allied World Assurance Co. Holdings AG	1,353,795
50,820	ING Life Insurance Korea, Ltd. (b)	1,473,820
		4,255,687
Internet Software & Services-0.6%
900	Alphabet, Inc.-Class C (b)	815,364

Investment Companies-0.5%
20,039	Electra Private Equity PLC	690,649

IT Services-1.5%
33,000	CSRA, Inc. (a)	959,640
20,000	Leidos Holdings, Inc. (a)	1,053,200
		2,012,840
Life Sciences Tools & Services-1.0%
8,400	Thermo Fisher Scientific, Inc. (a)	1,388,772
Shares	Security Description	Value

Machinery-1.4%
693,650	CRRC Corp., Ltd.-Class H	$676,854
7,200	Snap-on, Inc. (a)	1,206,216
		1,883,070
Media-2.3%
31,000	Comcast Corp.-Class A (a)	1,214,890
202,737	NOS SGPS SA	1,161,184
24,000	Twenty-First Century Fox, Inc.-Class A	732,960
		3,109,034
Metals & Mining-2.1%
116,000	ArcelorMittal-NY Registered (a)(b)	904,800
92,176	Fortescue Metals Group, Ltd.	366,504
31,000	Nippon Steel & Sumitomo Metal Corp.	698,143
10,500	Randgold Resources, Ltd.-ADR (a)	923,895
		2,893,342
Multi-Utilities-2.3%
19,500	CMS Energy Corp. (a)	885,300
11,200	National Grid PLC-SP ADR	726,544
79,000	Veolia Environnement SA	1,500,794
		3,112,638
Multiline Retail-0.9%
17,500	Dollar General Corp. (a)	1,272,425

Oil, Gas & Consumable Fuels-6.6%
22,800	Anadarko Petroleum Corp. (a)	1,300,056
18,000	Apache Corp.	875,520
9,500	Chevron Corp. (a)	1,013,650
31,000	Enbridge, Inc. (a)	1,284,950
7,300	EOG Resources, Inc.	675,250
76,500	Kinder Morgan, Inc. (a)	1,578,195
7,500	Marathon Petroleum Corp.	382,050
22,000	SemGroup Corp.-Class A	732,600
15,800	Tesoro Corp.	1,259,418
		9,101,689
Paper & Forest Products-1.8%
108,000	Stora Enso OYJ-R Shares	1,284,677
48,000	UPM-Kymmene OYJ	1,266,899
		2,551,576
Pharmaceuticals-1.6%
18,000	Novartis AG-SP ADR (a)	1,386,540
25,000	Pfizer, Inc. (a)	848,000
		2,234,540
Real Estate Management & Development-0.9%
54,500	Mitsui Fudosan Co., Ltd.	1,197,558
Road & Rail-2.1%
8,700	Canadian Pacific Railway, Ltd. (a)	1,333,275
475,000	Cosan Logistica SA (b)	987,697
210,500	Rumo SA (b)	578,965
		2,899,937

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	11

Schedule of Portfolio Investments (Continued)
April 30, 2017 (Unaudited)

Shares	Security Description	Value

Semiconductors & Semiconductor Equipment-4.2%
35,000	Applied Materials, Inc. (a)	$1,421,350
7,200	Broadcom, Ltd. (a)	1,589,832
44,100	Intel Corp. (a)	1,594,215
24,500	SK Hynix, Inc.	1,162,668
		5,768,065
Software-1.0%
7,467	Dell Technologies, Inc.-VMware, Inc.-Class V (b)	501,110
12,500	Microsoft Corp. (a)	855,750
		1,356,860
Specialty Retail-1.6%
9,700	Foot Locker, Inc.	750,198
5,200	Shimamura Co., Ltd.	711,837
4,800	The Home Depot, Inc.	749,280
		2,211,315
Technology Hardware, Storage & Peripherals-3.4%
17,700	Apple, Inc. (a)	2,542,605
302,051	China Digital TV Holding Co., Ltd.-ADR (b)	522,548
425	Samsung Electronics Co., Ltd.	833,268
8,500	Western Digital Corp. (a)	757,095
		4,655,516
Textiles, Apparel & Luxury Goods-1.5%
12,300	Carter’s, Inc. (a)	1,132,092
103,989	Samsonite International SA	401,071
11,000	VF Corp.	600,930
		2,134,093
Transportation Infrastructure-0.5%
116,634	CCR SA	650,406

Wireless Telecommunication Services-0.9%
482,000	Vodafone Group PLC	1,242,641

TOTAL COMMON STOCKS (Cost $124,658,260)		142,942,968

Equity-Linked Structured Notes-2.1%
Household Durables-0.2%
9,684	Persimmon PLC-Merrill Lynch	292,978

Insurance-1.1%
300,533	Legal + General Group PLC-Merrill Lynch	961,011
10,757	Sampo OYJ-A Shares-Morgan Stanley BV	515,457
		1,476,468
Media-0.5%
253,148	ITV PLC-Merrill Lynch	688,542
Shares	Security Description	Value

Paper & Forest Products-0.3%
27,942	Stora Enso OYJ-R Shares-Morgan Stanley BV	$332,374

TOTAL EQUITY-LINKED STRUCTURED NOTES (Cost $2,853,544)		2,790,362

Exchange-Traded Funds-0.5%
10,000	SPDR S&P Biotech ETF	714,400

TOTAL EXCHANGE-TRADED FUNDS (Cost $649,353)		714,400

TOTAL INVESTMENTS (Cost $128,161,157) (d)—106.3%		146,447,730

LIABILITIES IN EXCESS OF OTHER ASSETS—(6.3)%		(8,625,202)

TOTAL NET ASSETS 100.0%		$137,822,528

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.1% of the Fund’s net assets.
(d)	See Note 6 for the cost of investments for federal tax purposes.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of a corporation.

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S - Aktieselskab is the Danish term for a stock-based corporation.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SCA - Societe en Commandite par actions is the French equivalent of a limited partnership.

SP ADR - Sponsored American Depositary Receipt

SpA - Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
April 30, 2017 (Unaudited)

ASSETS:

Investments, at value(1)	$146,447,730
Foreign currencies, at value(2)	437,410
Receivable from investment securities sold	2,262,863
Dividends receivable	1,423,027
Tax reclaim receivable	410,077
Prepaid expenses and other assets	14,758
Total assets	150,995,865

LIABILITIES:

Loan payable (Note 7)	10,854,335
Interest on loan payable	2,143
Payable for investment securities purchased	1,672,535
Payable to custodian	396,444
Unrealized depreciation on forward currency contracts	56,251
Accrued expenses and other liabilities:
Investment advisory fees (Note 4)	111,361
Trustee fees (Note 4)	6,843
Administration fees	4,765
Compliance fees (Note 4)	3,412
Other	65,248
Total liabilities	13,173,337
Net Assets	$137,822,528

NET ASSETS REPRESENTED BY:

Paid-in-capital	$277,496,381
Undistributed net investment income	892,847
Accumulated net realized loss from investments and foreign currency transactions	(158,779,056)
Net unrealized appreciation on investments and foreign currency translations	18,212,356
Net Assets	$137,822,528
Net asset value
Net assets	$137,822,528
Shares of beneficial interest issued and outstanding	12,549,582
Net asset value per share	$10.98
(1) Total cost of investments	$128,161,157
(2) Cost of foreign currencies	$437,410

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	13

Statement of Operations
For the Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME:

Dividend income	$6,842,611
Less: Foreign taxes withheld	(110,853)
Interest and other income	83,542
Total investment income	6,815,300

EXPENSES:

Investment advisory fee (Note 4)	652,969
Interest on loan (Note 7)	46,171
Printing and mailing fees	22,365
Audit and tax fees	19,072
Administration fee (Note 4)	14,921
NYSE fees	11,437
Legal fees	6,328
Accounting and custody fees	6,138
Compliance fees	2,180
Trustee fees	1,712
Insurance fees	248
Other fees	23,173
Total expenses	806,714
Net investment income	6,008,586

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain/(loss) from:
Investments	(727,707)
Foreign currency transactions	740,105
Net realized gain from investments and foreign currency	12,398
Change in net unrealized appreciation/(depreciation) on:
Investments	12,098,377
Foreign currency translations	(398,473)
Change in net unrealized appreciation on investments and foreign currency	11,699,904
Net gain on investments and foreign currency	11,712,302
Increase in net assets from operations	$17,720,888

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
OPERATIONS:

Net investment income	$6,008,586	$8,740,239
Net realized gain (loss) from:
Investments	(727,707)	(9,065,457)
Foreign currency transactions	740,105	648,118
Change in net unrealized appreciation/(depreciation) on:
Investments	12,098,377	(868,076)
Foreign currency translations	(398,473)	(87,219)
Increase (decrease) in net assets from operations	17,720,888	(632,395)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 5):

From net investment income	(4,894,337)	(9,428,343)
From tax return of capital	—	(360,331)
Decrease in net assets from distributions to shareholders	(4,894,337)	(9,788,674)
Net increase (decrease) in net assets	12,826,551	(10,421,069)
NET ASSETS:
Beginning of period	124,995,977	135,417,046
End of period*	$137,822,528	$124,995,977

CAPITAL SHARE TRANSACTIONS:

Common shares outstanding - beginning of period	12,549,582	12,549,582
Common shares outstanding - end of period	12,549,582	12,549,582
* Including undistributed (distributions in excess of) net investment income of:	$892,847	$(221,402)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report (Unaudited) | April 30, 2017	15

Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended
	April 30, 2017	Years Ended October 31,
	(Unaudited)	2016	2015†	2014†	2013†(a)	2012†(a)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period	$9.96	$10.79	$11.16	$11.06 (a)	$10.26	$11.36
Income from investment operations:
Net investment income	0.48	0.70	0.80	0.70	0.78	1.40
Net realized and unrealized gain (loss)	0.93	(0.75)	(0.41)	0.16	0.98	(1.06)
Total from investment operations	1.41	(0.05)	0.39	0.86	1.76	0.34

LESS DISTRIBUTIONS:

From net investment income	(0.39)	(0.75)	(0.77)	(0.76)	(0.96)	(1.44)
Tax return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.39)	(0.78)	(0.77)	(0.76)	(0.96)	(1.44)
Anti-Dilutive effect of share repurchase program	—	—	0.01	—	—	—
Net asset value per share, end of period	$10.98	$9.96	$10.79	$11.16	$11.06	$10.26
Per share market value, end of period	$10.07	$8.42	$9.07	$9.78	$9.96	$11.52

Total return based on:
Net Asset Value(b)	14.91%(c)	1.04%	4.62%	8.78%	18.87%	2.98%
Market Value(b)	24.66%(c)	1.61%	0.35%	5.86%	(4.66)%	9.10%

RATIOS/SUPPLEMENTAL DATA:

Net Assets at end of period (000)	$137,823	$124,996	$135,417	$140,707	$139,415	$129,248
Ratio of total expenses to average net assets(d)	1.24%(e)	1.14%	1.19%	1.42%	1.47%	1.39%
Ratio of net investment income to average net assets	9.20%(e)	6.90%	7.05%	6.22%	7.51%	13.13%
Portfolio turnover	52%(c)	97%	120%	110%	224%	233%

Borrowing at End of period
Aggregate Amount Outstanding (000)	$10,854	N/A	N/A	$4,762	$2,029	$1,840
Asset Coverage Per $1,000 (000)	$13,697	N/A	N/A	$30,545	$69,714	$71,247

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	On January 21, 2014, the Fund implemented a 1 for 2 reverse stock split. Net asset value and per share information through January 20, 2014 have been updated to reflect the effect of the split. Shareholders received 1 share for every 2 shares owned and net asset value per share increased correspondingly.
(b)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense was 1.16% for the six months ended April 30, 2017, and 1.14%, 1.15%, 1.39%, 1.45% and 1.38% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
April 30, 2017 (Unaudited)

1. Organization:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced Federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Fund are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Fund’s NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events

Semi-Annual Report (Unaudited) | April 30, 2017	17

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

occurring before the Fund’s NAV is calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s NAV may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Fund, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of April 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$1,350,327	$—	$—	$1,350,327
Air Freight & Logistics	1,517,600	—	—	1,517,600
Airlines	1,690,818	—	—	1,690,818
Auto Components	2,892,874	—	—	2,892,874
Banks	15,924,334	—	—	15,924,334
Beverages	837,976	—	—	837,976
Biotechnology	2,707,489	—	—	2,707,489
Building Products	764,880	—	—	764,880
Capital Markets	6,619,552	—	—	6,619,552
Chemicals	2,323,358	—	—	2,323,358
Commercial Services & Supplies	705,071	—	—	705,071
Communications Equipment	1,914,963	—	—	1,914,963
Construction & Engineering	4,753,387	—	—	4,753,387
Consumer Finance	1,691,848	—	—	1,691,848
Diversified Telecommunication Services	3,666,727	—	—	3,666,727
Electric Utilities	2,911,679	—	—	2,911,679
Electronic Equipment, Instruments & Components	1,353,975	—	—	1,353,975
Equity Real Estate Investment	5,901,520	—	—	5,901,520
Food & Staples Retailing	2,838,126	—	—	2,838,126
Food Products	4,046,113	—	—	4,046,113
Health Care Equipment & Supplies	2,504,669	—	—	2,504,669
Health Care Providers & Services	4,450,213	—	—	4,450,213
Hotels, Restaurants & Leisure	4,419,736	—	—	4,419,736
Household Durables	4,329,196	—	—	4,329,196
Household Products	1,954,388	—	—	1,954,388
IT Services	2,012,840	—	—	2,012,840
Independent Power and Renewable Electricity Producers	1,434,132	—	—	1,434,132
Insurance	2,781,867	1,473,820	—	4,255,687
Internet Software & Services	815,364	—	—	815,364
Investment Companies	690,649	—	—	690,649
Life Sciences Tools & Services	1,388,772	—	—	1,388,772
Machinery	1,883,070	—	—	1,883,070
Media	3,109,034	—	—	3,109,034
Metals & Mining	2,893,342	—	—	2,893,342
Multi-Utilities	3,112,638	—	—	3,112,638
Multiline Retail	1,272,425	—	—	1,272,425
Oil, Gas & Consumable Fuels	9,101,689	—	—	9,101,689
Paper & Forest Products	2,551,576	—	—	2,551,576
Pharmaceuticals	2,234,540	—	—	2,234,540
Real Estate Management & Development	1,197,558	—	—	1,197,558
Road & Rail	2,899,937	—	—	2,899,937
Semiconductors & Semiconductor Equipment	5,768,065	—	—	5,768,065
Software	1,356,860	—	—	1,356,860
Specialty Retail	2,211,315	—	—	2,211,315
Technology Hardware, Storage & Peripherals	4,655,516	—	—	4,655,516
Textiles, Apparel & Luxury Goods	2,134,093	—	—	2,134,093
Transportation Infrastructure	650,406	—	—	650,406
Wireless Telecommunication Services	1,242,641	—	—	1,242,641
Equity-Linked Structured Notes	—	2,790,362	—	2,790,362
Exchange-Traded Funds	714,400	—	—	714,400
Total	$142,183,548	$4,264,182	$—	$146,447,730
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Liabilities
Forward Currency Contracts	—	(56,251)	—	(56,251)
Total	$—	$(56,251)	$—	$(56,251)
*	For detailed industry descriptions, see accompanying Schedule of Portfolio Investments.

Semi-Annual Report (Unaudited) | April 30, 2017	19

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

For the period ended April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Fund recognizes transfers as of the beginning of the period.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Federal and Other Income Taxes:

It is the Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake procedural steps to claim the benefits of such treaties. Where available, the Fund will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” - Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2017, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Fund has recognized no interest and penalties related to uncertain tax benefits. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

D. Distributions to Shareholders:

The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified or eliminated by the Board from time to time. If a monthly distribution exceeds the Fund’s monthly estimated investment company taxable income (which may include net short-term capital gain) and net tax-exempt income, the excess could result in a tax-free return of capital distribution from the Fund’s assets. The determination of a tax-free return of capital is made on an annual basis as further described below. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

E. Foreign Currency Translation Transactions:

The Fund may invest in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The Fund does not isolate the portion of each portfolio invested in foreign securities of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

investments in securities, resulting from changes in the exchange rates. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statement of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

F. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

G. Equity-Linked Structured Notes:

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held five equity-linked structured notes as of April 30, 2017.

H. Options:

The Fund may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Fund’s portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. There were no options contracts held as of April 30, 2017.

I. Forward Currency Contracts:

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward

Semi-Annual Report (Unaudited) | April 30, 2017	21

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund’s forward contracts are not subject to a master netting agreement or similar agreement. During the period ended April 30, 2017, the Fund entered into four forward contracts. The average monthly principal amount for forward contracts held by the Fund throughout the period was $$6,254,398. This is based on amounts held as of each month-end throughout the period.

The following forward currency contracts were held as of April 30, 2017:

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	06/07/17	5,000,000 EUR	$5,399,450	$5,455,701	$(56,251)
					$5,455,701	$(56,251)

J. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Fund’s Statement of Assets and Liabilities and Statement of Operations as of and for the period ended April 30, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Fund’s derivatives during the period.

The effect of derivative instruments in the Statement of Assets and Liabilities as of April 30, 2017:

Derivatives	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(56,251)

The effect of derivative instruments in the Statement of Operations for the period ended April 30, 2017:

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Net Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$780,344

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(448,672)

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2017 are as follows:

Purchases	Sales
$81,117,024	$70,023,971

The Fund did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2017.

4. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine Woods”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s NAV. SSBT, as the Fund’s custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Fund. SSBT also serves as the administrator for the Fund. SSBT, as the Fund’s administrator, is paid on the basis of net assets of the Fund.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Fund. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

5. Capital Transactions:

During the year ended October 31, 2016 and the period ended April 30, 2017, there were no shares repurchased.

6. Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share of the Fund.

Classification of Distributions:

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2016 were as follows:

Distributions paid from:
Ordinary income	$9,428,343
Return of capital	360,331
Total	$9,788,674

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax reporting. The permanent differences are primarily due to differing treatment of gains (losses) related to foreign currency transactions, expired capital loss carryforward, tax treatment of spin-offs, and partnership adjustments. Accordingly, for the year ended October 31, 2016 the effect of certain differences were reclassified. The Fund decreased undistributed net investment income by $36,028 and increased accumulated net realized gain by $189,816,733, and decreased paid in capital by $189,780,705. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the Fund were unaffected by the reclassifications.

As of October 31, 2016, the Fund had available for tax purposes unused capital loss carryovers of $106,545,299, expiring on October 31, 2017 and unused capital loss carryovers of $34,184,369, expiring on October 31, 2018. During the year ended October 31, 2016, the Fund expired $189,780,740 of capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Capital loss carryovers as of October 31, 2016, with no expiration are as follows:

Short-Term	Long-Term
$14,674,240	$2,294,224

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated capital loss	$(157,698,132)
Unrealized appreciation	5,197,729
Total	$(152,500,403)

As of April 30, 2017 net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
$128,161,157	$22,034,142	$(3,747,569)	$18,286,573

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

7. Line of Credit:

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”), which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to 33.33% of the total assets for extraordinary or emergency purposes. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On April 30, 2017, the amount available for investment purposes was $15,099,587. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the period ended April 30, 2017, the average borrowing by the Fund was $5,015,018 with an average rate on borrowings of 1.83%. During the period ended April 30, 2017 the maximum

Semi-Annual Report (Unaudited) | April 30, 2017	23

Notes to Financial Statements (Continued)
April 30, 2017 (Unaudited)

borrowing by the Fund was $14,488,138. Interest expense related to the line of credit for the period ended April 30, 2017 was $46,171. As of April 30, 2017, the outstanding loan for the Fund was $10,854,335.

8. Subsequent Events:

Distributions: The Fund paid a distribution of $815,723 or $0.07 per common share on May 31, 2017 to common shareholders of record on May 23, 2017.

The Fund will also pay a distribution of $815,723 or $0.07 per common share payable on June 30, 2017 to common shareholders of record on June 23, 2017.

Additional Information (Unaudited)
April 30, 2017

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal and Other Income Taxes.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Semi-Annual Report (Unaudited) | April 30, 2017	25

Additional Information (Unaudited) (Continued)
April 30, 2017

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or question concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1 (800) 617.7616.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1 (800) SEC.0330.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	26.04%
Qualified Dividend Income	66.09%

Shareholder Meeting

On May 9, 2017, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two Trustees to the Board and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Ms. Eleanor T.M. Hoagland as a Trustee to the Board for a term of three years to expire at the 2020 Annual Meeting or until her successor has been duly elected and qualified.

Eleanor T. M. Hoagland
For	10,500,857
Withheld	1,188,771

Proposal 2: To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board for a term of three years to expire at the 2020 Annual Meeting or until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	10,546,988
Withheld	1,142,640

Proposal 3: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	3,112,681
Against	4,095,534
Abstain	172,855

Samuel A. Lieber and H. Guy Leibler continued to serve as Trustees of the Trust following the Annual Meeting of Shareholders.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Investor	1(800) 617.7616
Information	www.alpinefunds.com

Trustees

Samuel A. Lieber
Eleanor T.M. Hoagland
H. Guy Leibler
Jeffrey E. Wacksman

Investment Adviser

Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Administrator &
Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10019

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

SHAREHOLDER | INVESTOR INFORMATION

1(800) 617.7616
www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Notices to shareholders regarding the Fund’s distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2017